11. TRADE AND OTHER RECEIVABLES (Details 1) - CAD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2018	Dec. 31, 2017
Trade and Other Receivables
Allowance for doubtful accounts, beginning of year		$ 2,662	$ 3,514
Provisions (reversals) for impaired receivables		73	(110)
Cumulative effect adjustment	[1]	2,754
Receivables written off		(47)	(586)
Impact of foreign exchange		(306)	(156)
Allowance for doubtful accounts, end of year		$ 5,136	$ 2,662

[1]	On January 1, 2018, a reclassification of $2.8 million was made from trade receivables to allowance for doubtful accounts as a result of the implementation of IFRS 15. There was no impact on accumulated earnings as a result of this adjustment.